EXHIBIT 10.4

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350

In connection with the Annual Report of Mirae Corporation on Form 20-F for the year ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof, I, Soon Do Kwon, Chief Financial Officer of the Company, certify, pursuant to Section 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 30, 2003


/s/ Soon Do Kwon
------------------------
Soon Do Kwon
Chief Financial Officer